Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Regarding Annual Report on Form 10-K for the quarter ended December 31, 2002

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Redding Bancorp, a California Corporation (the “company”), does certify that:

1.	The Company’s Annual Report on Form 10-K for the quarter ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, and

2.	Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of the Company.

         Dated: February 27, 2003

/s/ Michael C. Mayer	/s/ Linda J. Miles
Michael C. Mayer	Linda J. Miles
President & Chief Executive Officer	Executive VP & Chief Financial Officer